Exhibit 99.2
Second Quarter of 2008 Highlights July 28, 2008

3 Forward-Looking Statements Statements contained in this presentation that are not historical information are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results and business strategies and other statements identified by words such as "expect," "anticipate," "intend," "will," "may," "believe," "could," "outlook," "guidance," or words of similar meaning and any other statements that are not historical facts. Such forward- looking statements are based upon the current beliefs and expectations of ev3's management and are inherently subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied. Such potential risks and uncertainties include, but are not limited to, in no particular order: the failure to achieve profitability within expected time periods, the effect of the termination of ev3's collaboration and license agreement with Merck & Co, Inc., the failure to realize revenue synergies and cost-savings from ev3's acquisition of FoxHollow, the closure of its Redwood City facility or delay in realization thereof; the businesses of ev3 and FoxHollow not being integrated successfully, or such integration taking longer or being more difficult, time-consuming or costly to accomplish than expected; the impact of competitive products and pricing; changes in the regulatory environment; availability of third party reimbursement; potential margin pressure resulting from volume selling, as well as potential adverse effects on future product demand resulting from volume purchases; delays in regulatory approvals and the introduction of new products; market acceptance of new products and success of clinical testing. More detailed information on these and additional factors which could affect ev3's operating and financial results is described in the company's filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent quarterly report on Form 10- Q. ev3 Inc. urges all interested parties to read this report to gain a better understanding of the many business and other risks that the company faces. Additionally, ev3 undertakes no obligation to publicly release the results of any revisions to these forward-looking statements, which may be made to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

5 Use of Non-GAAP Financial Measures In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), ev3 uses certain non-GAAP financial measures. In this presentation, ev3 uses the non-GAAP financial measures, "EBITDA, excluding charges for non-cash stock-based compensation and the research collaboration asset impairment," "peripheral vascular and neurovascular net sales, excluding atherectomy and research collaboration related revenues," "peripheral vascular sales, excluding atherectomy revenues" and "adjusted earnings (loss) per share." ev3 uses non-GAAP financial measures as supplemental measures of performance and believes these measures facilitate operating performance comparisons from period to period and company to company by factoring out potential differences caused by acquisitions, non-recurring, unusual or infrequent charges not related to ev3's regular, ongoing business, variations in capital structure, tax positions, depreciation, non-cash charges and certain large and unpredictable charges. ev3 also believes that the presentation of certain non-GAAP financial measures provide useful information to investors in evaluating the company's operations, period over period. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the company's results as reported under GAAP. When analyzing ev3's operating performance, investors should not consider ev3's EBITDA, excluding charges for non-cash stock-based compensation and the research collaboration asset impairment, ev3's peripheral vascular and neurovascular net sales, excluding atherectomy and research collaboration related revenues, ev3's peripheral vascular net sales, excluding atherectomy revenues, or ev3's adjusted earnings (loss) per share as substitutes for ev3's net income (loss), ev3's net sales, ev3's peripheral vascular net sales or ev3's net income (loss) per share, respectively, each as prepared in accordance with GAAP. In addition, investors should note that any non-GAAP financial measures used by ev3 may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies. Whenever ev3 uses historical non-GAAP financial measures, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure. A reconciliation of ev3's EBITDA, excluding charges for non-cash stock-based compensation and the research collaboration asset impairment, to ev3's net loss prepared in accordance with GAAP can be found on the company's website at www.ev3.net. ev3, however, does not provide forward-looking guidance for certain financial data, such as depreciation, accretion, net income (loss), net income (loss) per common share and as a result, is not able to provide a reconciliation of GAAP to non-GAAP financial measures for forward-looking data.

7 Q2 Significant Financial Achievements 7 Net sales of $107.7 million exceeded the high end of our guidance range of $101 to $103 million Legacy ev3 net sales, excluding Fox Hollow and research collaboration revenues, increased +17% vs. Q2 2007 Peripheral stents up +22%, the second sequential quarter of > 20% growth +10% growth in Atherectomy Neurovascular product revenue increased +24% Embolic protection sales--which include Axium coils and Onyx--up +36% International up +39% over prior year quarter - up +26% excluding Fx 40 basis point improvement in Product Gross Margin to 66.4% vs. Q2 2007 SG&A down 2 points as a percent of sales to 61% vs. Q2 2007 EBITDA, as adjusted* improved to a loss of $1.6 million vs. a loss of $3.5 million in Q2 2007 *Excluding non-cash stock-based compensation and the Merck collaboration asset impairment charge. This is a non-GAAP financial measure. For a reconciliation, see our website at www.ev3.net.

Actual Results vs. Last Quarter & Year Ago 9 Q1 2008 Actual Q2 2007 Actual $000's except EPS Net Sales Gross Profit Gross Margin Net Loss EBITDA EBITDA, as adjusted GAAP EPS (loss) $65,396 $43,034 65.8% $(11,871) $(6,166) $(3,506) $(0.20) $101,257 $67,639 66.8% $(9,770) $1,450 $6,181 $(0.09) Q2 2008 Actual $107,717 $(27,422) $(15,939) $(1,588) $(0.26) $71,528 66.4% Peripheral Vascular (PV) PV, excluding atherectomy Atherectomy Neurovascular (NV) International Research Collaboration % Chg Seq. % Chg YOY $45,858 $24,932 $30,719 $35,858 $6,208 $41,413 $22,700 $30,937 $34,805 $6,207 $40,631 -- $24,765 $25,820 -- 11% 10% -1% 3% 0% 13% NA 24% 39% NA 6% 65% 6% 66% *All quarters presented are adjusted for non-cash stock-based compensation and Q2 2008 is also adjusted for a non-cash intangible asset impairment charge. For a reconciliation, see our website at www.ev3.net.

Revenue Growth

Total Worldwide ev3
($M)



$65.1(a)
$92.2
$101.3
$65.4(a)
$107.7
+65%
Q3
Q4
Q1
Q2

Total International
($M)



$26.8
$28.0
$34.8
$25.8
$35.9
+39%
Q3
Q4
Q1
Q2

Worldwide Peripheral Vascular
($M)



$38.7(a)
$57.9
$64.1
$40.6(a)
$70.8
+74%
Q3
Q4
Q1
Q2

Worldwide Neurovascular
($M)



$26.4
$28.3
$31.0
$24.8
$30.7
+24%
Q3
Q4
Q1
Q2

2007 2008

(a) Excludes FoxHollow revenue

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13 Balance Sheet Highlights Q2 2007 Q3 2007 Q4 2007 Q1 2008 Q2 2008 Cash, Cash Equivalents & Short Term Investments $65,719 $57,136 $90,804 $57,000 $38,749 Total Debt $11,441 $10,892 $10,000 $9,107 $8,214 Working Capital $128,872 $96,950 $109,211 $107,791 $103,284 Stockholders' Equity $336,586 $303,864 $958,481 $954,227 $931,119 $000's 13 Days Sales Outstanding decreased by 8 days to 62 days from last quarter Inventory Days on Hand in Q2 '08 decreased 8% from Q1 '08

15 Q2 Operational Highlights 15 Emphasis on improved productivity within U.S. peripheral vascular sales force showing positive sequential quarterly progress*: Q208: ~$1.5 million per territory Q108: ~$1.4 million per territory Q407: ~$1.3 million per territory Completed co-marketing agreement with BioMedix Vascular Solutions and initiated marketing activities in the U.S. Consolidation of FoxHollow manufacturing operations into Irvine, CA, and Plymouth, MN, facilities substantially completed IDE approved to study RockHawk in combination with SpiderFX Embolic Protection Device - expect to begin enrolling patients in Q4 Implanted the first EverFlex 200mm stent in DURABILITY II IDE study, marking the first time a stent over 150mm has been implanted clinically in U.S. Completed initial European clinical cases for new EverCross angioplasty balloons Enrolled first patient in RACER (Researching Axium Coiling Experience and Recanalization) U.S. post-market study for Axium coil * As measured by average annualized U.S. peripheral vascular net sales per territory

17 Guidance as of July 28, 2008 Revenues: Q3 2008: $104 to $106 million1 Full-Year 2008: $425 to $430 million2 Adjusted EPS (loss)3 per diluted share: Q3 2008: $(0.02) to $0.013,4 Full-Year 2008: $0.00 to $0.053,4 Consists of $100 to $102 million of product net sales and $4.1 million of research collaboration revenue 2 Consists of $408 to $413 million of product net sales and $16.5 million of research collaboration revenue Adjusted EPS (loss) guidance is based on shares outstanding of approximately 104 million and is adjusted to exclude the impact of non-cash stock-based compensation, amortization expense, and one-time non-cash intangible asset impairment charge of $10.5M. These are forward-looking non- GAAP financial measures. The most comparable GAAP measures are in note 4 below. Q308 GAAP EPS (loss) guidance: $(0.11) to $(0.08); Full-Year 2008 GAAP EPS: $(0.53) to $(0.48)

Business Model Structure 2008 Goal % of sales Sales 100% Gross Margin 67% Selling, General & Administrative 52% Taxes 0.5% Research & Development 12% Stock-Based Comp & Amortization 11% Adjusted Earnings (Loss)1 1.3% 2007 Actual 100% 65% 66% 0.3% 17% 11% (22.4%) 1 Adjusted Earnings (Loss) excludes Stock-based Comp & Amortization. For the year ended December 31, 2007, Adjusted Earnings (Loss) also excludes $70.7M of Acquired IPR&D. For the year ended December 31, 2008, Adjusted Earnings (Loss) also excludes a one-time non-cash intangible asset impairment charge of $10.5M. These are non-GAAP financial measures. 19

21 ev3 is Leading the Way in Endovascular Therapies Improving sales productivity and operational execution Continued improvement in atherectomy product sales Expansion in Neurovascular - Axium leading the way Strong International organization driving penetration and growth Advancing products through clinical trial programs Strengthening management focus and execution Optimizing operating cost structure to achieve sustained profitability

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Second Quarter of 2008 Highlights July 28, 2008